EXHIBIT 32.1

CERTIFICATION

I, Allen J. Berning, Chief Executive Officer of Pemstar Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report on Form 10-K of the Company for the annual period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2006

/s/ Allen J. Berning
Allen J. Berning
Chief Executive Officer